Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 8 — SUBSEQUENT EVENTS

1.      The Company has issued $0.75 million in Group F Convertible Notes (see Note 4) through April 22, 2024. These notes carry a 6% interest rate and mature on October 31, 2024.

2.      On June 4, 2024, the Company filed a certificate of amendment to its third amended and restated certificate of incorporation to effectuate a 1-for-2 reverse stock split of the Company’s outstanding shares of common stock, effective upon such filing. The par value and authorized shares of the Company’s common stock were not adjusted as a result of the reverse stock split. No fractional shares were issued in connection with the reverse stock split as all fractional shares were rounded up to the nearest whole share. All share and per share amounts have been retroactively restated for all periods presented to reflect the reverse stock split.

NOTE 9 — SUBSEQUENT EVENTS

1.      On June 4, 2024, the Company filed a certificate of amendment to its third amended and restated certificate of incorporation to effectuate a 1-for-2 reverse stock split of the Company’s outstanding shares of common stock, effective upon such filing. The par value and authorized shares of the Company’s common stock were not adjusted as a result of the reverse stock split. No fractional shares were issued in connection with the reverse stock split as all fractional shares were rounded up to the nearest whole share. All share and per share amounts have been retroactively restated for all periods presented to reflect the reverse stock split.